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                                                                   Exhibit 10(u)

               PAYMENT OF THE OBLIGATIONS EVIDENCED BY THIS NOTE
          IS SUBJECT TO THE SUBORDINATION PROVISIONS CONTAINED HEREIN

                          THE HUNTINGTON NATIONAL BANK
                              COMMERCIAL LOAN NOTE
                                Business Purpose

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City Office ___________________ Division ________ Branch _____________[ ]Secured

Account No. ______________________ Note No. ______________________ [X] Unsecured

Account Name Pages, Inc., Pages Book Fairs, Inc. and Pages Library Services,
             -------------------------------------------------------------------
             Inc.
             ----
[X] Corporations        [ ] Partnerships        [ ] Individuals/Proprietorships

[ ]Other________________________________________________________________________

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$200,000.00                        Columbus, Ohio               __________, 1998


     FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Two Hundred Thousand Dollars ($200,000.00) (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. The undersigned promise to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this note (this "Note").

INTEREST
--------

     Interest will accrue on the unpaid balance of the Principal Sum until paid at the rate of eight percent (8 1/2%) per annum.

     Upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at the rate of twelve percent (12 1/2%) per annum.

     All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

MANNER OF PAYMENT
-----------------

     The Principal Sum shall be payable on July 31,2001, and accrued interest shall be due and payable quarterly beginning on January 1, 1999, and continuing on the 1st day of each April, July, October and January thereafter, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE
-----------

     Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SUBORDINATION
-------------

     (a) The indebtedness evidenced by this Note (the "Subordinated Indebtedness") is hereby made subordinate and junior in right of payment, in the manner and to the extent provided herein, to the prior payment in full of all Senior Indebtedness of the undersigned. The term "Senior Indebtedness" means any and all indebtedness for borrowed money in an aggregate amount not exceeding $500,000.00 at any time that is now or hereafter owing by the undersigned to any one entity, not affiliated with the undersigned, that (i) is designated by the undersigned (in a written notice provided to the Bank within one year after the date of this Note) as the Senior Creditor for purposes hereof, and (ii) is reasonably acceptable to the Bank (such entity hereinafter referred to as the "Senior Creditor").

     (b) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, sale or transfer of any material asset or interest in the undersigned, or other similar proceedings or transactions in connection therewith, relative to the undersigned, to their respective creditors, or to their respective properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the undersigned, whether or not involving insolvency or bankruptcy, then Senior Creditor shall be entitled to receive payment in full of all principal of and premium, if any, interest, and fees on the Senior Indebtedness including, without limitation, interest or fees accruing subsequent to the filing of a petition in any such insolvency or bankruptcy proceeding, notwithstanding any law, rule or regulation that would otherwise limit Senior Creditor's right to receive such post-petition interest or fees, before the Bank is entitled to receive any payment otherwise due under this Note, and Senior Creditor shall be entitled to receive for application in payment thereof any payment, distribution, or dividend of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the indebtedness evidenced by this Note, except securities which are subordinate and junior in right of payment to the payment of all the Senior Indebtedness then outstanding.


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     (c) No action which Senior Creditor, or the undersigned with the consent of
Senior Creditor, may take or refrain from taking with respect to any Senior Indebtedness, or any note or notes evidencing the same, or any collateral therefor, including a waiver or release thereof, or any agreement or agreements (including guaranties) in connection therewith, shall affect the subordination of the Subordinated Indebtedness to the payment of the Senior Indebtedness, as set forth herein. Without limitation, such subordination shall in no way be affected or impaired by, and by acceptance of this Note the Bank hereby irrevocably consents to: (i) any amendment, restatement, alteration, extension, renewal, waiver, indulgence or other modification of the documents evidencing the Senior Indebtedness; (ii) any settlement or compromise in connection with the Senior Indebtedness; (iii) any substitution, exchange, release or other disposition of all or any part of the Senior Indebtedness; (d) any failure, delay, neglect, act or omission by the Senior Creditor to act in connection with the Senior Indebtedness; or (v) any advances for the purpose of performing or curing any term or covenant contained in the documents or agreements evidencing the Senior Indebtedness with respect to which the undersigned shall be or would otherwise be in default; all of the foregoing notwithstanding any defect in the genuineness, validity, regularity or enforceability of the documents or agreements evidencing the Senior Indebtedness or any other circumstances, whether or not referred to herein, that might otherwise constitute a legal or equitable discharge or a defense of the Bank.

NEGATIVE COVENANTS
------------------

     Each of the undersigned (hereinafter sometimes referred to individually as a "Company" and collectively as the "Companies") covenants that until the obligations evidenced by this Note shall be fully and indefeasibly paid in full in cash:

     (a) SALE OF ASSETS: MERGER; SUBSIDIARIES; TRADENAMES. Such Company will not, except in the ordinary course of business, sell, lease, transfer or otherwise dispose of, any of its assets, except that such Company may sell or otherwise dispose of its inventory in the ordinary course of its business. Such Company will not, without the prior written consent of the Bank (which consent shall not be unreasonably withheld) and without the execution of such documents deemed necessary by the Bank, and will not permit any of its affiliates to, consolidate with, merge into, or make investments in any other entity, or permit any other entity to consolidate with or merge into it. Without the prior written consent of the Bank, Pages, Inc. (the "Parent") shall not acquire all or substantially all of the assets or business of any other company, person or entity make investments in any other company, person or entity, or transfer any assets to any other company, person or entity. With respect to any acquisition of, or investment in, all or substantially all of the assets or business of any other company, person or entity for which the written consent of the Bank is provided, the Parent shall execute and deliver to the Bank such documents deemed necessary by the Bank. In addition, Pages Book Fairs, Inc. and Pages Library Services, Inc. shall not acquire all or substantially all of the assets or business of any other company, person or entity or make investments in any other company, person or entity. Such Company has no subsidiaries except that Pages Book Fairs, Inc. and RABC, Inc. are wholly-owned subsidiaries of the Parent. Each Company conducts business only in the name of such


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Company. Such Company will not create or acquire any subsidiaries without the prior written consent of the Bank, which consent will not be withheld unreasonably.

     (b) NEGATIVE PLEDGE. Such Company will not cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its real or personal property, whether now owned or hereafter acquired, to become subject to a lien or encumbrance, except; (i) liens in connection with deposits required by workers' compensation, unemployment insurance, social security and other like laws; (ii) taxes, assessments, reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, PROVIDED they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of business; (iii) inchoate liens arising under ERISA to secure the contingent liability of such Company; and (iv) liens securing the Senior Indebtedness. In addition, such Company has not agreed and will not agree (upon the happening of a contingency or otherwise) to enter into an agreement or grant a "negative pledge" or other covenant similar to this paragraph in favor of any other lender, creditor or third party.

     (c) OTHER BORROWINGS AND CONTINGENT LIABILITIES. Except for the Subordinated Indebtedness and the Senior Indebtedness, such Company will not,
(a) create or incur any extensions of credit or indebtedness, including without limitation any indebtedness for borrowed money or advances or through the execution of capitalized lease agreements or (b) guarantee, indorse or otherwise become surety for or upon the obligations of others, except by indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     (d) TRANSACTIONS WITH AFFILIATES. None of the Companies shall directly or indirectly enter into or permit to exist any transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its affiliates, shareholders, directors or any affiliates of the same, on terms that are less favorable to such Company than those which might be obtained at the time from persons or entities who are not affiliated with the Company or its shareholders.

AFFIRMATIVE COVENANTS
---------------------

     (a) FINANCIAL INFORMATION AND REPORTING. The Parent shall deliver the following to the Bank on a consolidated and consolidating basis:

          (i) within 45 days after the end of each quarter, financial statements, including a balance sheet and statements of income and surplus, and a statement of cash flows of the Companies, on a combined and consolidated basis, certified by the president or chief financial officer of the Parent (a "Financial Officer") as fairly representing the Companies' financial condition as of the end of such period;


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          (ii) within 45 days after the end of each quarter, statements signed by a Financial Officer certifying the compliance of each of the Companies with the terms of this Note and the calculation of the Debt Service Coverage Ratio;

          (iii) within 90 days after the end of each fiscal year, audited unqualified financial statements with consolidating schedules, prepared in accordance with generally accepted accounting principles consistently applied and certified by independent public accountants satisfactory to the Bank, containing a balance sheet, statements of income and surplus, statements of cash flows and reconciliation of capital accounts, along with any management letters written by such accountants;

          (iv) immediately upon the filing or release, as the case may be, copies of any Securities and Exchange Commission or State Securities Law disclosures, filings, documents or any press releases; and

          (v) at the request of the Bank, such other information as the Bank may from time to time reasonably require.

      (b) DEBT SERVICE COVERAGE RATIO. The Companies, on a combined and consolidated basis, shall maintain at all times a ratio (the "Debt Service Coverage Ratio") of (a) EBITDA to (b) Debt Service of not less than 1.25 to
1.00. The Debt Service Coverage Ratio of the Companies shall be determined as of the last day of each fiscal quarter, beginning December 31, 1998, for the twelve month period ending on such date (or, if fewer than twelve months have occurred since June 30, 1998, for the period from June 30, 1998 to such date).

      "EBITDA" means for any period for the Companies, on a combined and consolidated basis, (i) the sum of the amounts for such period of (A) Consolidated Net Income, PLUS (B) Consolidated Interest Expense, PLUS (C) charges for federal, state, local and foreign income taxes, PLUS (D) depreciation, amortization expense and non-cash charges which were deducted in determining Consolidated Net Income, MINUS the sum of the amounts for such period of (X) other non-operating income not already excluded from the determination of Consolidated Net Income, PLUS (Y) to the extent not deducted from Consolidated Interest Expense, any net payments received during such period under interest rate contracts and any interest income received in respect of its cash investments.

      "Consolidated Net Income" means for any period the net income (or deficit) after taxes of the Companies for such period, on a combined and consolidated basis, which in accordance with GAAP would be included as net income on the statements of income of the Companies for such period.

      "Consolidated Interest Expense" means, for any period, as determined in conformity with GAAP, total interest expense of the Companies, on a combined and consolidated basis, whether paid or accrued or due and payable (without duplication), including without limitation the interest component of capital lease obligations for such period, all bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit, and net costs under interest rate contracts.

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     "Debt Service" shall mean with respect to any period, the sum of (a)
Consolidated Interest Expense, PLUS (b) scheduled principal payments on term obligations and capital leases of the Companies for such period.

DEFAULT
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     Upon the occurrence of any of the following events:

          (a) the failure of any of the undersigned to make any payment of interest or of the Principal Sum on or before the date such payment is due;

          (b) any of the undersigned fails to perform or observe any covenant contained in this Note;

          (c) a final judgment or judgments for the payment of money aggregating in excess of $100,000.00 is or are outstanding against any one of the undersigned and any such judgment or judgments have not been discharged in full or stayed;

          (d) the occurrence of any event which allows the acceleration of the maturity of any indebtedness in excess of $100,000.00, if any, of any one of the undersigned to the Bank, any of the Bank's affiliates, or any other person, corporation or entity under any indenture, agreement or undertaking;

          (e) the death or dissolution of any of the undersigned, or any indorser, surety, or guarantor, or the failure of any indorser, surety or guarantor to perform any obligation to the Bank;

          (f) the undersigned or any one of them shall become insolvent or bankrupt, or make an assignment for the benefit of creditors or consent to the appointment of a trustee, receiver or liquidator;

          (g) bankruptcy, reorganization, arrangement, insolvency, liquidation or receivership proceedings are instituted by or against the undersigned (or any one of them) under federal or state law;

          (h) any warranty, representation or other statement by or on behalf of any one of the undersigned contained in this Note or in any instrument furnished in compliance with or in reference to this Note is false or misleading in any material respect, or any one of the undersigned fails to perform or observe any covenant contained in any mortgage, security agreement or other agreement in favor of the Bank; or


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        (i)     the Bank for any reason in good faith deems itself insecure with respect to the obligations evidenced hereby,

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

          Each of the parties executing this Note, and any indorser, surety, or guarantor, hereby jointly and severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waive the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom the Bank has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them, the time of payment and any other provision of this promissory note may be extended or modified an unlimited number of times before or after maturity without notice to the undersigned. Each of the undersigned jointly and severally agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on the Bank's part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefor, and no omission or delay on the Bank's part in exercising any right against, or taking any action to collect from or pursue the Bank's remedies against any party hereto will release, discharge, or modify the duties of the undersigned, or any of them, to make payments hereunder. Each of the undersigned agrees that the Bank, without notice to or further consent from the undersigned, may release or modify any collateral, security, document or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of the undersigned, or any of them, hereunder. Each of the undersigned agrees that the Bank will not be required to pursue or exhaust any of its rights or remedies against the undersigned, or any of them, or any guarantors of the obligations evidenced hereby with respect to the payment of any said obligations, or to pursue, exhaust or preserve any of the Bank's rights or remedies with respect to any collateral, security or other guaranties given to secure said obligations. Each of the undersigned waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of each of the obligations of the undersigned under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Bank or any collateral security which the Bank now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.



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     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

     EACH OF THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK, OR ANY OF THEM, WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED, OR ANY OF THEM, OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY
-------------------

     Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.


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Borrower;                               Borrower;
Pages Book Fairs, Inc.                  Pages Library Services, Inc.

By: /s/ illegible                      By: /s/ illegible
   ------------------------------          ------------------------------

Its: Chairman                           Its: Chairman
    -----------------------------           -----------------------------

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WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.
IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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Borrower:

PAGES, INC.

By: /s/ illegible
   ------------------------------

Its: Chairman
    -----------------------------

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